                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT


                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


         Date of Report (Date of earliest event reported): May 19, 2004


                            LAKES ENTERTAINMENT, INC.
             (Exact name of registrant as specified in its charter)



           MINNESOTA                   0-24993               41-1913991
(State or other jurisdiction      (Commission File         (IRS Employer
       of incorporation)               Number)           Identification No.)




       130 CHESHIRE LANE, MINNETONKA, MINNESOTA                 55305
       (Address of principal executive offices)               (Zip Code)

       Registrant's telephone number, including area code: (952) 449-9092

                                 NOT APPLICABLE
          (Former name or former address, if changed since last report)

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

      (c)     Exhibits

         99.1     Lakes Entertainment, Inc. Press Release dated May 19, 2004.

ITEM 12. RESULTS OF OPERATIONS AND FINANCIAL CONDITION

         On May 19, 2004, Lakes Entertainment, Inc. issued a press release that included financial information for the first quarter ended April 4, 2004. Certain information in the press release was revised from the press release dated May 3, 2004, which was furnished with Form 8-K dated May 5, 2004. A copy of the press release is being furnished to the Securities and Exchange Commission and is attached as Exhibit 99.1 to this Form 8-K.

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                               LAKES ENTERTAINMENT, INC.
                               (Registrant)



Date: May 19, 2004             By:  /s/Timothy J. Cope
                                  -------------------------------------------
                                  Name: Timothy J. Cope
                                  Title:   President and Chief Financial Officer

                                  EXHIBIT INDEX

EXHIBIT NO.       DESCRIPTION
-----------       -----------
99.1              Press Release dated May 19, 2004.